JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

SOUTHWEST IDEAS INVESTOR CONFERENCE November 20, 2014 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements”
about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,”
“expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,”
“propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and
Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.
2

Diluted EPS Improvement of 49%
Time to Celebrate Successful Results
over the last three years
3
0
0.5
1
1.5
2
2.5
3
FY12 FY13 FY14
EPS FY 12-FY 14
680,000,000
700,000,000
720,000,000
740,000,000
760,000,000
780,000,000
800,000,000
FY12 FY13 FY14
Net Sales FY 12 -FY 14
$778,622,000
Net Sales increased by 11% to a record $778.6 million

Open N/A
Close N/A
Low N/A
High N/A
Vol N/A
% Chg N/A
JBSS 38.30
^RUT 1,164.23
60%
40%
30%
20%
10%
4.30%
0%
-10%
-20%
Feb 3, 2014
May 1, 2014
Aug 1, 2014
Nov 3, 2014
Linear

The Global Source for Nuts®

Creating Shareholder Value JBSS Russell 2000 Outperformed the Russell 2000 Index by over 55%! 4 Stock Price $23.99 11/15/2013 Stock Price $38.30 11/17/2014 59.65%

“The success of any company is contingent upon having a strong team to manage and grow the business.  We have that here at JBSS.”
Gustine, CA
130 Employees
Garysburg, NC
38 Employees
Bainbridge, GA
102 Employees
Selma, TX
167 Employees
Elgin, IL
857 Employees

SNACK FOOD & WHOLESALE BAKERY

COVER STORY

Living for nuts

By Lauren R. Hartman

The company processes and contract manufactures nearly 2,000 stock-keeping units of nuts; snacks such as trail mixes, cracker-and-pretzel mixes, sesame stick and corn stick mixes and nut/berry mixes; and sunflower seeds, among other products. It starts our conversation by describing its commitment to delivering an unsurpassed product, "influencing every stage of a nut's journey, from sourcing directly from growers to processing snacking and cooking nuts to perfection.

The Global Source for Nuts®

Est. 1922

6 John B. Sanfilippo & Son, Inc.: Transformed Consumer Products Company … Reproduced with permission of Snack Food & Wholesale Bakery magazine

Nut Category Trends 7

$4.53
$4.70
$5.31
$5.62
$5.68
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014
Price Per Pound
Price Per Pound Category
Retail Prices Higher Over the
Last 5 Years
8
Source: IRI: Total Nut Category – Multi Outlet Geography –Year Ending 6/29/14

PISTACHIO
WALNUT
MACADAMIA
CASHEW
MIXED NUT
PECAN
PINE NUT
ALMOND
PEANUT

The Global Source for Nuts®

9
Retail Prices Up Across All Nut
Types over the Last 5 Years
+56%
+46%
+20%
+18%
+15%
+29%
+39%
+26%
+22%
0%
10%
20%
30%
40%
50%
60%
Price Per Pound – Percent Change Over Last 5 Years
Change vs. FY 2010
Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/29/14

Category $ Sales (MM)
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
4,350
4,578
5,105
5,457
5,704
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014

The Global Source for Nuts®

10
Nut Category has had strong
Sales Growth
930
940
950
960
970
980
990
1000
1010
Category LB Sales (MM)
959
974
961
971
1,003
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014
Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/29/14

3,349
2,648
606
629
$ Sales
LB Sales
FY 2010
FY 2014

1,514
1,064
257
270
$ Sales
LB Sales
FY 2010
FY 2014

840
638
97
105
$ Sales
LB Sales
FY 2010
FY 2014

The Global Source for Nuts®

Category Growth Across the Store +26% +4% +42% +5% +32% +8% Snack Nuts Produce Nuts Recipe Nuts 11 Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/29/14

300
250
200
150
100
50
0
2010
2014
Private Brand
Branded

40
35
30
25
20
15
10
5
0
2010
2014
Private Brand
Branded

140
120
100
80
60
40
20
0
2010
2014
Private Brand
Branded

The Global Source for Nuts®
Est. 1922

JBSS Growth (Gross Sales) Across the Store +38% +244% +22% Source: Internal JBSS Shipment Data Snack Nuts Produce Nuts Recipe Nuts 12

JBSS SALES CHANNEL UPDATES 13

$193 $98 $454 Business Channel Diversification (Millions of $) $34 14 Commercial Ingredients 25% Contract Pkg. 13% Consumer 58% Export 4 % Fiscal 2014 Net Sales $779 Million

Fisher
Naturals
PECAN
Fisher
ROASTED SALTED
ALMONDS
Orchard Valley
HARVEST
PISTACHIOS
Orchard Valley
TRAIL MIX
$

The Global Source for Nuts®
Est. 1922

15 Consumer 58% vs. FY ‘13 FY 2014 Consumer Channel 4.1% Fiscal 2014 Net Sales $454 Million

Fisher
PEANUTS
Fisher

Fisher
PECAN PIECES
FANCY MEDIUM
NET WT: 1/80 OZ (5 LBS)

$

The Global Source for Nuts®
Est. 1922

16 FY 2014 Commercial Ingredients Channel Fiscal 2014 Net Sales $193 Million Commercial Ingredients 25% 8.4% vs. FY ‘13

Fisher
PREMIUM NUTS
Fisher
Cacahuates
Enchilados
$

The Global Source for Nuts®

FY 2014 Export Channel 17 Export 4% 0% Vs. FY ‘13 Fiscal 2014 Net Sales $34 Million

18 Contract Packaging 13% Vs. FY ‘13 FY 2014 Contract Packaging Channel Fiscal 2014 Net Sales $98 Million 14.0%

CORPORATE STRATEGIES 19

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

20

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

The Global Source for Nuts®

Fisher Recipe Nuts market share
leadership excluding club size items
Fisher Snack Nuts market share
growth in high franchise Midwest
Orchard Valley Harvest expanded
distribution and increased velocity
resulting in double-digit revenue
growth
Award-winning marketing programs
FY 2014 Accomplishments
21

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

The Global Source for Nuts®
Est. 1922

Established a Foreign Invested
Commercial Enterprise (FICE) in
China
Expanded Fisher Snacks in Asia and
the Middle East
Continued to leverage key retail
partnerships for a record year with
private brands
FY 2014 Accomplishments
22

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

PEPSICO

The Global Source for Nuts®

Received Contract Manufacturing
supplier quality award
Optimized Food Service and Industrial
Ingredient customer and product
portfolios
Expanded Continuous Improvement
efforts throughout our organization
FY 2014 Accomplishments
23

FY 2014 Sales & Marketing Update 24

Grow Brands

JBSS
Orchard Valley
Fisher

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher

Orchard Valley HARVEST

Fisher

The Global Source for Nuts® Est. 1922

Recipe Nuts Snack Nuts 25

Fisher

Fisher

The Global Source for Nuts®

Est. 1922

Fisher is a Growing Brand Sales Pounds +7% Net Sales +6% Sales Pounds +1% Net Sales +8% Fiscal 2014 Actual vs. Prior Year 3 Year CAGR 26

27 Total Fisher Brand has Grown Dollar Share over the last 3 Years 2.5 2.9 3.1 FY 2012 FY 2013 FY 2014 Fisher Dollar Share Source: IRI:Ttl Nut Category – Multi Outlet Geography Year Ending 6/29/14

03-25-12
04-22-12
05-20-12
06-17-12
07-15-12
08-12-12
09-09-12
10-07-12
11-04-12
12-02-12
12-30-12
01-27-13
02-24-13
03-24-13
04-21-13
05-19-13
06-16-13
07-14-13
08-11-13
09-08-13
10-06-13
11-03-13
12-01-13
12-29-13
01-26-14
02-23-14
03-23-14
04-20-14
05-18-14
06-15-14
07-13-14
08-10-14
09-07-14
10-05-14

The Global Source for Nuts®

Strong and Sustained Growth on
Fisher Recipe Nuts
34 Consecutive Quad-Weeks of
Increased IRI measured
Consumption!
28
0%
10%
20%
30%
40%
50%
60%
Fisher LB % Change vs. Last Year
Source:  IRI: Ttl Recipe Nut Category – Multi Outlet Geography –  Latest 34 Quad Weeks Ending 10/5/14

29
Success Driven by both Increased
Distribution and Movement
33.0%
43.5%
46.5%
FY 2012 FY 2013 FY 2014
Fisher ACV Growth*
14,160
16,022
22,372
FY 2012 FY 2013 FY 2014
Fisher Pound Velocity*
Source:  IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/29/14
*Note:  ACV refers to “All Commodity Volume” and “Velocity” is pounds per point of distribution as measured by IRI

Fisher
Recipes call for nuts.
Not Preservatives.
The only national brand
of recipe nuts entirely
without preservatives.
Fisher
WALNUT

Fisher
Recipes call for nuts.
Not Preservatives.
The only national brand
of recipe nuts entirely
without preservatives.
Fisher
PECAN

The Global Source for Nuts®
Est. 1922

Differentiating versus competition with “No Preservatives” Message Print 30

Simple Twists
with Fisher Nuts
Fisher

Simple Twists
for WINTER ENTERTAINING
CLICK for Chef Alex's winter recipes
Fisher

MY FRESH TWIST
Fisher
RECIPE CONTEST

Fisher

Blog

alex guarnaschelli
Try ground nuts to thicken a sauce/vinaigrette. A pinch of almonds w/ olive oil and lemon in the blender?

The Global Source for Nuts®
Est. 1922

Building Fisher Brand Equity with Food Network Sponsorship 31 Recipes Food Network Vignettes Digital and Mobile Recipe Contest Food Network Magazine Social Media and PR

bon appétit
FAST FRESH
Cooking Light
HALF the CALORIES
TACO! TACO!
STRAWBERRY TREATS
EatingWell
Midwest Living
Southern Living
SUMMERTIME FAVORITES
food network magazine
COOK LIKE A STAR
Easy!!!
Grilled Cheese!
all you
124 ways to live on nothing
Enjoy Summer!
Delish
8 SIDES
+40 FUN RECIPES

The Global Source for Nuts®
Est. 1922

We extend our reach through Print that reaches our Core Consumer 32

For a fresh twist, think Fisher.®

Fisher FRESH thinkers

OUR OWN **KITCHEN COMMUNITY**

Fisher really goes nuts for fresh, new ideas in the kitchen, and we know you do too! That's why our group of "Fresh Thinkers" brings in a constant supply of fresh twists on traditional recipes, with new ways that Fisher Nuts can bring some crunchy goodness. Check them out, come back often and get inspired. Go nuts!

oh, sweet basil
Picky Palate
Hoosier

The Global Source for Nuts®

Expanding Social Media Presence with “Fisher Fresh Thinkers” 33

THE 31st ANNUAL
REGGIE AWARDS
2014 REGGIE Awards
Brand Activation Association
Packaging Innovation Campaigns
Fisher Fresh Twist
Marketer Name: John B. Sanfilippo & Son, Inc.
Agency Name: Blue Chip Marketing Worldwide
Gold

The Global Source for Nuts®

Est. 1922

Reggie Gold Award Brand Activation Association (March 2014) Golden Trumpet Gold Award Publicity Club of Chicago (June 2014) Brand -Building Marketing Recognized with Industry Awards 34

Winning the year is about
Pounds-on-the-floor
35
26.7
37.2
41.2
FY 2012 FY 2013 FY 2014
Fisher % ACV Any Display*
Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/29/14
*Note:  ACV refers to “All Commodity Volume” as measured by IRI

Simple Twists on FALL ENTERTAINING with Fisher

spiced pecans

Prep Time: 10 minutes
Cook Time: 8 minutes
Serves: 8

- 2 Tbs unsalted butter
- 1/2 tsp salt
- 1/4 tsp ground black pepper
- 1/2 tsp ground cinnamon
- 1/8 tsp ground cloves
- 1/8 tsp ground allspice
- 2 cups pecan halves
- 1 Tbs sugar

In a skillet, over medium-low heat, melt butter. Stir in salt, pepper, cinnamon, cloves and allspice. Add pecans; cook 6 to 8 minutes, stirring often. Transfer nuts to bowl and toss with sugar. Spread nuts on plate to cool.

Calories per Serving: 219, Fat: 22 g (4 g Saturated Fat), Cholesterol: 8 mg, Sodium: 168 mg, Carbohydrates: 6 g, Fiber: 3 g, Protein: 3 g

Fisher
Fisher

6.99

Fisher Pecans
Chopped Or Halves
16 oz

36

QFC
Albertsons
Lucky
Save Mart Supermarkets
Smith's
Ralphs
Food 4 Less
Foodland
Food City
Bashas'
Fry's
King Soopers
Menards
festival
Woodman's Markets
Super K
Jewel-Osco
HyVee
Baker's
Marsh
Giant Eagle
Kroger
Market Basket
Neiman's
Schnucks
Rural King
Dierbergs
fred's
Walmart
National Distribution
Ingles
Galaxy
Harris Teeter
Lowes
Carlie C's
Crest
United
H-E-B
Brookshire's
Rouses
Sweetbay

The Global Source for Nuts®

Recipe Recipe Nut Nut Distribution Distribution 37 Hawaii

Fisher®

Fisher
SALTED
IN-SHELL PEANUTS
Dry Roasted
Fisher
MIXED NUTS
Fisher
SUMMIT
TRAIL MIX
Fisher
Fisher
MAMMOTH
PECANS
Praline
Fisher
CRUNCHY
Fisher
NUT TOPPING
Fisher
PREMIUM
WHOLE CASHEWS

The Global Source for Nuts®

38

Fisher snack nut Strategy Focused on Midwest High Franchise Markets 39

40
Fisher snack nuts Growing  Pound
Share in High Franchise Markets
1.8
2.7
3.1
FY 2012 FY 2013 FY 2014
Fisher snack nuts Pound Share
(High Franchise Markets)
Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Years Ending 6/29/14

(Millions)

(Millions)

The Global Source for Nuts®
Est. 1922

41
Success driven by Improved
Distribution and Movement
473
669
674
FY 2012 FY 2013 FY 2014
Fisher TPD*
1,354
1,386
1,634
FY 2012 FY 2013 FY 2014
Fisher Pound Velocity*
Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Year Ending 6/29/14
*Note:  TPDs refers to Total Points of Distribution and Velocity refers to pounds per point of distribution as measured by IRI

OVEN-
ROASTED
TO PERFECTION,
NEVER
FRIED.
Fisher
PEANUTS
Fisher

The Global Source for Nuts®

Source:  Blue Chip Worldwide SPARQ concept research, December 2013
Driving Results on Core Dry
Roast Peanut Business
“Oven Roasted, Never
Fried” communication
drives purchase interest
Elevates taste and healthy
snack perceptions
Supported through FSIs,
In-Store and via Digital
42

Fisher
ROASTED SALTED
ALMONDS

1,800
1,600
1,400
1,200
1,000
800
600
400
200
407
965
1,524
1,579
1,468
January
February
March
April
May
June
2014 SUB Data
2013 Can Average

The Global Source for Nuts®
Est. 1922

Velocity
(Pound Sales per Distribution Point)
Source IRI
Growing Fisher Almond line
Converted Almond line to
5.5 oz Stand Up Re-sealable bags
Consumer Value Proposition:
Better per package price;
Re-closeable to seal-in freshness
Result:  Increased movement per point
of distribution
43
Source: IRI Quad Week Data Ending 6/29/14 Multi-Outlet Geography
Note:  Velocity refers to pounds per point of distribution as measured by IRI

Importantly, we are increasing
the # of SKUs* on-shelf
44
9.5
9.8
12.7
FY 2012 FY 2013 FY 2014
Avg # of Items per Store Selling
Source: IRI Ttl Snack Nut Category – Fisher High Franchise Geography –Year  Ending 6/29/14
*Note: SKUs refer to Stock Keeping Units

.99
FISHER ENERGY
TRAIL MIX
.99
FISHER ENERGY
TRAIL MIX
ALL NATURAL
ALL NATURAL
ALL NATURAL
ALL NATURAL

EXTRA SAVINGS
EXTRA SAVINGS
EXTRA SAVINGS
EXTRA SAVINGS

SALE!
4.99
2/$5
SALE!
2/$5

We are fast adapting to key retailers’ rules on displays… winning again! 45

Fisher

BARTELL DRUGS
Hornbacher's
Rainbow
Cub
MENARDS
Dedicated to Service & Quality
WOODMAN'S
festival
Pick 'n Save
MARIANOS
Rural King
Jewel
FLEET FARM
AFFILIATED
Walmart
MARSH
NFI
Schnucks
Dierbergs
FOOD CITY
Harris Teeter
BGC
BROOKSHIRE
Unified
H-E-B

The Global Source for Nuts®

Est. 1922

Snacks Distribution Snacks Distribution 46

Orchard Valley
HARVEST
Orchard Valley HARVEST ALMONDS
Orchard Valley HARVEST PECANS
Orchard Valley HARVEST TRAIL MIX
Orchard Valley HARVEST MANGO
The Global Source for Nuts®
Est. 1922

Pure and Simple Goodness 47

Orchard Valley Harvest Brand Equity 48 Pure & Simple Goodness Support a healthy lifestyle Close to the earth

NO Artificial
INGREDIENTS

NON GMO Project
VERIFIED
nongmoproject.org

The Global Source for Nuts®

Orchard Valley Harvest Delivers 49

Sales Pounds + 9% Net Sales +16% Orchard Valley Harvest is a Growing Brand 50 Fiscal 2014 Actual vs. Prior Year

Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
Orchard Valley
HARVEST
CASHEWS
Orchard Valley
HARVEST

Orchard Valley
HARVEST
Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
ALMONDS

The Global Source for Nuts®

Source:
The Hartman Group : Eating Occasions, Compass 2012
The Hartman Group: Reimagining Health and Wellness, 2013
Mini’s and Multi-Packs Tap into “On the
Go” Snacking
•
Snacking accounts for over
53% of all eating occasions
in the US
•
38% of consumers snack
several times per day
51
Grab ‘n Go Mini’s
Multi-Packs

Orchard Valley
HARVEST®
Pure & Simple Goodness™
NON GMO Project VERIFIED
nongmoproject.org
Grab & Go
Orchard Valley
ALMONDS
Blog
PINCH me
ib

The Global Source for Nuts®
Est. 1922

FY15 OVH Marketing Support Bloggers Ibotta Website PR In-Store Merchandising New Packaging 52

Orchard Valley Harvest % ACV Distribution*
20
18
16
14
12
10
8
6
4
2
0
12.7
13.6
18.6
FY2012
FY2013
FY2014
OVH % ACV

The Global Source for Nuts®

Driving Increased Distribution
53
FY13
Driver:
FY14
Driver:
Source: IRI: Ttl Produce Nut Category – Total US Food Geography–Year  Ending 6/29/14
*Note:  % ACV refers to % “All Commodity Volume” as measured by IRI

02-24-13
03-24-13
04-21-13
05-19-13
06-16-13
07-14-13
08-11-13
09-08-13
10-06-13
11-03-13
12-01-13
12-29-13
01-26-14
02-23-14
03-23-14
04-20-14
05-18-14
06-15-14
07-13-14
08-10-14
09-07-14

The Global Source for Nuts®

Driving Increased Movement
54
-
1,000
2,000
3,000
4,000
5,000
6,000
Units Sales Per Point of Distribution – Total OVH
Source: IRI Ttl Produce Nut Category – Total US Food Geography– Quad Weeks Ending 9-7-14

Displays drive sales in produce 55 Source: Internal JBSS Shipment Data 392,656 370,401 582,077 FY 2012 FY 2013 FY 2014 Shipper & 1/4 Pallet Lb Displays

Orchard Valley
HARVEST
ALMONDS
$5
Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
CRANBERRY ALMOND CASHEW
$5
6.99
Club Price!
5.00
6.99
Club Price!
5.00

FY 2014 Financial Milestones 57

($ in Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

The Global Source for Nuts®

Est. 1922

JBSS Stockholders’ Equity FYs 1991- 2014 58 25 32 69 68 76 73 73 78 80 87 94 102 119 181 196 180 163 158 165 180 184 201 215 227 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250

($ in Millions)
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

The Global Source for Nuts®

JBSS Net Sales FYs 1991- 2014
59
Item Rationalization, De-emphasized
Commodity Sales, Lower Prices
Low Carb Diet Run Up
165
193
204
209
277
293
132
312
313
327
342
353
420
521
582
580
541 542
554
562
674
701
734
779
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900

($ in Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

The Global Source for Nuts®

JBSS Total Outstanding Debt FYs 1991- 2014
Facility consolidation
Improved operating performance
60
50
76
71
107 107
98
93
115
100
99
89
70 70
19
144
138
148
133
94
99
101
95
74
80
$0
$20
$40
$60
$80
$100
$120
$140
$160

1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

The Global Source for Nuts®

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2014 Note: FY 1997 reflects stub year 61 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0%

EBITDA
62
EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

Reconciliation of Net Income (Loss) to EBITDA
(In $,000's) FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014
NET INCOME (LOSS) 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 26,287
INTEREST EXPENSE 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,354
INCOME TAX
(BENEFIT) EXPENSE 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536 13,545
DEPRECIATION &
AMORTIZATION 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,278
EBITDA 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767 60,464
NET SALES 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334 778,622
EBITDA MARGIN
(% OF NET SALES) 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8%
POUNDS SOLD 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746 212,553 221,762 240,417
EBITDA PER
POUND SOLD 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.229 0.256 0.252
63

EBITDA*
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure
64
-$15,000
-$10,000
-$5,000
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000

EBITDA* Margin (% of Net Sales)
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure
65
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%

$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
rolling gm
cashews 320's
almonds nps 25/27
Peanuts
pecans jr. mammoth
walnuts combo 1/2's & pcs.

The Global Source for Nuts®

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN % Source: Spot market prices from survey of JBSS vendors and brokers 66

Highlights: Q1 2015 vs. Q1 2014
(in 000’s except EPS)
67
$ Chng. % Chng.
Net Sales                                   $ 28,340            16.0%
Sales Volume (lbs. sold)               4,055
7.1%
Gross Profit                               $   1,315            4.5%
Net Income *                             ($     860)            (12.7%)
Earnings Per Share                   ($    0.08)                (13.1%)
Operating Cash Flows                $ 20,455                  276.3%
Total Debt                                  ($11,385)           (16.4%)
* Adversely impacted by $1.4 million pretax increase in maintenance expenses for the exterior of our office building.

Est. 1922

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

68

THANK YOU 68